Exhibit 10.3

AMENDMENT

Dated as of May 8, 2013

To the Lenders party to the Credit Agreement
and the Administrative Agent referred to below

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement, dated as of May 8, 2012 (the “Credit Agreement”), among FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated and Trans-Allegheny Interstate Line Company, as the Borrowers, PNC Bank, National Association, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the Lenders party thereto, and (ii) the Borrowers’ request, dated March 25, 2013, for a one-year extension of the Termination Date to May 8, 2018 (the “Extension Request”). This amendment and extension of the Credit Agreement is hereinafter referred to as this “Amendment”, and the Credit Agreement, as amended by this Amendment, is referred to as the “Amended Credit Agreement”. Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.
Section 1. Credit Agreement Amendment. The parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is amended as follows:
(a)The term “ATSI PUCO Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘ATSI PUCO Order’ means the order of the PUCO, dated December 19, 2012, that authorizes ATSI to obtain Extensions of Credit until December 31, 2013, as amended, extended, supplemented, replaced or renewed from time to time.”
(b)The term “Disclosure Documents” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Disclosure Documents’ means (i) FE’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Current Reports on Form 8-K filed in 2013 prior to the Amendment Date (as defined below) and (ii) with respect to any Borrower that is required to file reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, such Borrower’s Annual Report on Form 10-K for the year ended December 31, 2012 and Current Reports on Form 8-K filed in 2013 prior to the Amendment Date and (iii) with respect to any Borrower that is not required to file reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, (A) such Borrower’s consolidated balance sheets as of December 31, 2012, and the related

20541111

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consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, certified by PricewaterhouseCoopers LLP, with, in each case, any accompanying notes, all prepared in accordance with GAAP, and (B) the matters described in the portion of Schedule III hereto applicable to such Borrower as indicated thereon.”
(c)The term “Fee Letters” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Fee Letters’ means (i) the letter agreement, dated as of April 30, 2012, among the Borrowers and PNC, (ii) the letter agreement, dated as of April 5, 2012, among the Borrowers, PNC, PNC Capital Markets LLC, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc and RBS Securities Inc., (iii) the letter agreement, dated as of April 18, 2012, among the Borrowers, Citigroup Global Markets Inc., Co-Bank, ACB, Union Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., (iv) the letter agreement, dated as of May 8, 2013, among the Borrowers, PNC and PNC Capital Markets LLC, (v) the letter agreement, dated as of May 8, 2013, among the Borrowers, FE, certain Affiliates of FE, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc and RBS Securities Inc. (the letter agreements described in clauses (iv) and (v), collectively, the “2013 Amendment Fee Letters”), and (vi) each Fronting Bank Fee Letter, in each case, as amended, modified or supplemented from time to time.”
(d)The term “TrAILCo FERC Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘TrAILCo FERC Order’ means the order of the FERC, dated June 1, 2012, that authorizes TrAILCo to obtain Extensions of Credit until May 31, 2014, as amended, extended, supplemented, replaced or renewed from time to time.”
(e)Section 4.01(g) is amended and restated in its entirety to read as follows:
“Financial Statements; Material Adverse Change. The consolidated balance sheets of such Borrower and its Subsidiaries, as at December 31, 2012, and the related consolidated statements of income, retained earnings and cash flows of such Borrower and its Subsidiaries, certified by PricewaterhouseCoopers LLP, independent public accountants, copies of which have been furnished to each Lender and each Fronting Bank, in all cases as amended and restated to the date hereof, present fairly in all material respects the consolidated financial position of such Borrower and its Subsidiaries as at the indicated date and the consolidated results of the operations of such Borrower and its Subsidiaries for the periods ended on the indicated date, all in accordance with GAAP consistently applied. Except as disclosed in such Borrower’s Disclosure Documents, there has been no change, event or occurrence since December 31, 2012 that has had a Material Adverse Effect with respect to such Borrower.”
(f)Section 5.02 is amended by replacing the text “0.700 to 1.00 (in the case of FET)” appearing therein with the text “0.750:1.00 (in the case of FET)”.
Section 2. Extension of the Termination Date. In connection with the Extension Request and subject to the satisfaction of the conditions precedent set forth in Section 3 below:

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(a)Each undersigned Lender agrees to extend the Termination Date applicable to such Lender’s Commitment for one year to May 8, 2018, such extension (the “Extension”) to be effective on the Amendment Date.
(b)The Borrowers, the Administrative Agent, the Fronting Banks and each Lender party hereto agree that on the Amendment Date, Schedule I to the Credit Agreement is amended and restated in its entirety by Schedule I hereto.
Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date hereof when and if (such date being the “Amendment Date”) the following conditions are satisfied:
(a)The Administrative Agent shall have received the following, each dated as of the Amendment Date (except for the financial statements referred to in clause (v) below), in form and substance satisfactory to the Administrative Agent and with one copy for each Fronting Bank and each Lender:
(i)    Counterparts of this Amendment, duly executed by each of the Borrowers, the Fronting Banks and Lenders constituting Majority Lenders;
(ii)    Certified copies of the resolutions of the Board of Directors of each Borrower (or the equivalent authorization, in the case of FET) approving this Amendment (including the Extension), the Amended Credit Agreement, and the other Loan Documents (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which it is, or is to be, a party and of all documents evidencing any other necessary corporate action with respect to this Amendment (including the Extension), the Amended Credit Agreement, and such Loan Documents (as defined in the Amended Credit Agreement);
(iii)    A certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and each other Loan Document (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals (including such Borrower’s Approval) required for the due execution, delivery and performance by such Borrower of this Amendment, the Amended Credit Agreement, and each other Loan Document (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party;
(iv)     A certificate of an Authorized Officer of each Borrower stating that both before and after giving effect to this Amendment (including the Extension) (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default and (B) all representations and warranties made by such Borrower in the Amended Credit

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Agreement are true and correct in all material respects, except for those made specifically as of another date, in which case such representations and warranties shall be true as of such other date;
(v)     Copies of all the Disclosure Documents (it being agreed that those Disclosure Documents publicly available on the SEC’s EDGAR Database or on FE’s website no later than the Business Day immediately preceding the Amendment Date will be deemed to have been delivered under this clause (v));
(vi)    An opinion of Gina K. Gunning, Esq., Associate General Counsel of FE and counsel for the Borrowers, substantially in the form of Exhibit A hereto;
(vii)    An opinion of Akin Gump Strauss Hauer & Feld LLP, special counsel for the Borrowers, substantially in the form of Exhibit B-1 hereto;
(viii)    An opinion of DLA Piper LLP (US), special Maryland counsel for TrAILCo, substantially in the form of Exhibit B-2 hereto;
(ix)    An opinion of Hunton & Williams LLP, special Virginia counsel for TrAILCo, substantially in the form of Exhibit B-3 hereto;
(x)    A favorable opinion of King & Spalding LLP, special New York counsel for the Administrative Agent, substantially in the form of Exhibit C hereto; and
(xi)    Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent, any Fronting Bank or any other Lender may reasonably request, all in form and substance satisfactory to the Administrative Agent, such Fronting Bank or such other Lender (as the case may be).
(b)The Borrowers shall have paid all of the fees payable in accordance with the 2013 Amendment Fee Letters.
(c)Each of the representations and warranties in Section 4 of this Amendment shall be true and correct.
Section 4. Representations and Warranties. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower contained in Section 4.01 of the Amended Credit Agreement (with each reference therein to “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to the Amended Credit Agreement and each reference therein to “Loan Document” and words of like import being deemed to be a reference that includes this Amendment, the Amended Credit Agreement and the 2013 Amendment Fee Letters) are true and correct on and as of the Amendment Date as though made on and as of the Amendment Date (other than, as to any such representation or warranty that by its terms refers to a specific date other than the Amendment Date, in which case, such representation and warranty shall be true and correct as of such specific date); and (ii) no event has occurred and is continuing, or would result from the execution, delivery or performance by such Borrower of

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this Amendment or the performance by such Borrower of the Amended Credit Agreement that constitutes an Event of Default or an Unmatured Default with respect to such Borrower.
Section 5. Effect on the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any Lender or Fronting Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each of the Credit Agreement and the other Loan Documents is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall constitute a Loan Document and shall be binding on the parties hereto and their respective successors and permitted assigns under the Amended Credit Agreement. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
Section 6.    Costs, Expenses and Taxes. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and each Fronting Bank in connection with the preparation, execution, delivery and syndication administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out‑of‑pocket expenses of counsel for the Administrative Agent and the Fronting Banks with respect thereto and with respect to advising the Administrative Agent and the Fronting Banks as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section.
Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
If you agree to the foregoing, please evidence such agreement by (i) executing and returning one counterpart of this Amendment by facsimile or e-mail to Meredith Grizzle Jetton (fax no. 212-556-2222; e-mail mjetton@kslaw.com) and (ii) executing and returning five original counterparts to this Amendment by overnight mail to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Meredith Grizzle Jetton.

Very truly yours,

FIRSTENERGY TRANSMISSION, LLC
AMERICAN TRANSMISSION SYSTEMS, INCORPORATED
TRANS-ALLEGHENY INTERSTATE LINE COMPANY

By /s/Steven R. Staub
Steven R. Staub
Vice President and Treasurer

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

The undersigned hereby agree to the foregoing:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a Lender and as a Fronting Bank

By /s/Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and as a Fronting Bank

By /s/Peter Christensen
Name: Peter Christensen
Title: Vice president

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

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THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By /s/Andrew Taylor
Name: Andrew Taylor
Title: Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

COBANK, ACB, as a Lender

By /s/Josh Batchelder
Name: Josh Batchelder
Title: Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

TD Bank, N.A., as a Lender

By /s/Todd Antico
Name: Todd Antico
Title: Senior Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

Citibank, N.A., as a Lender

By /s/D. Scott McMurtry
Name: D. Scott McMurtry
Title: Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

KeyBank National Association, as a Lender

By /s/Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

Royal Bank of Canada, as a Lender

By /s/Kyle Hoffman
Name: Kyle Hoffman
Title: Authorized Signatory

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By /s/James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

U.S. Bank N.A., as a Lender

By /s/Paul Morrison
Name: Paul Morrison
Title: Senior Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By /s/Robert MacFarlane
Name: Robert MacFarlane
Title: Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

UNION BANK, N.A., as a Lender

By /s/Viet-Linh Fujitaki
Name: Viet-Linh Fujitaki
Title: Associate

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

Credit Suisse AG, Cayman Islands Branch, as a Lender

By /s/Ari Bruger
Name: Ari Bruger
Title: Authorized Signatory

By /s/Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

Goldman Sachs Bank USA, as a Lender

By /s/Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

Morgan Stanley Bank, N.A., as a Lender

By /s/Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

The Bank of New York Mellon, as a Lender

By /s/Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

The Bank of Nova Scotia, as a Lender

By /s/Thane Rattew
Name: Thane Rattew
Title: Managing Director

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

THE HUNTINGTON NATIONAL BANK, as a Lender

By /s/Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

FIRST HAWAIIAN BANK, as a Lender

By /s/Dawn Hofmann
Name: Dawn Hofmann
Title: Senior Vice President

Amendment to FET, ATSI and TrAILCo Credit Agreement Signature Page

SCHEDULE I

List of Commitments and Lending Offices

Lender	Allocation	Domestic Lending Office	Eurodollar Lending Office

PNC Bank, National Association	$76,250,000	PNC - First Side Center 500 1st Avenue Pittsburgh, PA 15219-3128 Contact: Rini Davis Phone: (412) 762-7638 Fax: (412) 762-8672 Email: rini.davis@pnc.com Group Email: syndtrak@pnc.com	Same as Domestic Lending Office

The Royal Bank of Scotland plc	$50,000,000	600 Washington Boulevard Stamford, Connecticut 06901 Contact: Andrew Taylor Fax: (203) 897-3380 Email: andrew.taylor@rbs.com Group Email: GBMUSOCLendingOperations@rbs.com	Same as Domestic Lending Office

JPMorgan Chase Bank, N.A.	$76,250,000	1111 Fannin, 10th Floor Houston, TX 77002-6925 Contact: Peter Christensen Phone: (212) 270-3917 Email: peter.christensen@jpmorgan.com	Same as Domestic Lending Office

CoBank, ACB	$150,000,000	5500 South Quebec St. Greenwood Village, CO 80111 Contact: Jisun Lee Phone: (303) 694-5938 Fax : (303) 740-4021 Email : jbatchelder@bobank.com Group Email: agencybank@cobank.com	Same as Domestic Lending Office

TD Bank, N.A.	$125,000,000	1701 Route 70 East Cherry Hill, NJ 08034 Contact: Shannon Batchman Phone: (646) 652-1406 Email: Shannon.batchman@td.com Group Email: investorprocessing@yesbank.com	Same as Domestic Lending Office

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Lender	Allocation	Domestic Lending Office	Eurodollar Lending Office
Citibank, N.A.	$76,250,000	399 Park Ave, 16th Floor 5 New York, NY 10043 Contact: Colleen Ryan Phone: (212) 816-5746 Email: colleen.ryan@citi.com Group Email: GLOriginationOps@citi.com	Same as Domestic Lending Office

KeyBank National Association	$50,000,000	127 Public Square Cleveland, OH 44114 Contact: Sherrie Manson Phone: (216) 689-3443 Fax: (216) 689-4981 Email: sherrie_manson@keybank.com	Same as Domestic Lending Office

Royal Bank of Canada	$50,000,000	Three World Financial Center New York, NY 10281 Contact: Kyle Hoffman Phone: (212) 428-6602 Fax: (212) 428-6201 Email: kyle.hoffman@rbccm.com	Same as Domestic Lending Office

Sumitomo Mitsui Banking Corporation	$50,000,000	227 Park Avenue New York, NY 10172 Contact: Patrick McGoldrick Phone: (212) 224-4228 Fax: (212) 224-5227 Email: pmcgoldrick@smbclf.com Group Email: loan.closers@credit-suisse.com	Same as Domestic Lending Office

U.S. Bank National Association	$50,000,000	800 Nicollet Mall Minneapolis, MN 55402 Contact: Eric Cosgrove Phone: (513) 632-3033 Fax: (513) 632-2068 Email: eric.cosgrove@usbank.com Group Email: complex_credits_oshkosh@usbank.com	Same as Domestic Lending Office

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$38,125,000	1251 Avenue of the Americas New York, NY 10020-1104 Contact: Bradford Joyce Phone: (212) 782-5568 Fax: (212) 782-6440 Email: bjoyce@us.mufg.jp	Same as Domestic Lending Office

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Lender	Allocation	Domestic Lending Office	Eurodollar Lending Office
Union Bank, N.A.	$38,125,000	445 S. Figueroa Street, 15th Floor Los Angeles, CA 90017 Contact: Kevin Zitar Phone: (213) 236-5503 Fax: (213) 236-4096 Email: Kevin.zitar@unionbank.com Group Email: synd@unionbank.com	Same as Domestic Lending Office

Credit Suisse AG, Cayman Islands Branch	$25,000,000	11 Madison Avenue New York, NY 10010 Contact: Shaheen Malik Phone: (212) 538-4047 Fax: (212) 322-0420 Email: shaheen.malik@credit-suisse.com	Same as Domestic Lending Office

Goldman Sachs Bank USA	$25,000,000	200 West Street New York, NY 10282 Contact: Michelle Latzoni Phone: (212) 902-1099 Fax: (917) 977-3966 (to be used for notices) Email: gsd.link@gs.com Group Email: gs-sbd-admin-contacts@ny.email.gs.com	Same as Domestic Lending Office

Morgan Stanley Bank, N.A.	$25,000,000	One Utah Center 201 South Main Street, 5th Floor Salt Lake City, UT 84111 Contact: Edward Henley Phone: (443) 627-4326 Fax: (212) 404-9645 Email: docs4loans@ms.com Secondary Email: ms4loans@ms.com

The Bank of New York Mellon	$25,000,000	1 Wall Street, 19th Floor New York, NY 10286 Contact: Amber Mierek Phone: (315) 765-4300 Fax: (315) 765-4782 Email: amber.mierek@bnymellon.com	Same as Domestic Lending Office

The Bank of Nova Scotia	$25,000,000	40 King Street West, 55th Floor Toronto, Ontario Canada Contact: Vikrant Prakash Phone: (416) 350-1180 Email: Vikrant.prakash@scotiabank.com	Same as Domestic Lending Office

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Lender	Allocation	Domestic Lending Office	Eurodollar Lending Office
The Huntington National Bank	$25,000,000	41 South High Columbus, OH 43215 Contact: Amanda Sigg Phone: (614) 480-4767 Fax: (877-274-8593 Email: Amanda.sigg@huntington.com	Same as Domestic Lending Office

First Hawaiian Bank	$20,000,000	999 Bishop Street, Suite 1100 Honolulu, HI 96813 Contact: Dawn Hofmann Phone: (808) 525-7113 Fax: (808) 525-6200 Email: dhofmann@fhb.com	Same as Domestic Lending Office

TOTAL	$1,000,000,000

EXHIBIT A
Form of Opinion of Gina K. Gunning, Esq., Associate General Counsel of FE

[LETTERHEAD OF FIRSTENERGY CORP.]
May 8, 2013

To the Lenders party to the within-mentioned Credit Agreement,
PNC Bank, National Association, as Administrative Agent
for the Lenders thereunder and the fronting banks party thereto

Re:    Amendment to Credit Agreement, dated as of May 8, 2013

Ladies and Gentlemen:
I am Associate General Counsel for FirstEnergy Service Company and have acted as counsel to its affiliates, FirstEnergy Transmission, LLC (formerly known as Allegheny Energy Transmission, LLC), a Delaware limited liability company (“FET”), American Transmission Systems, Incorporated, an Ohio corporation (“ATSI”), and Trans-Allegheny Interstate Line Company, a Maryland and Virginia corporation (“TrAILCo”, and together with FET and ATSI, the “Borrowers”, and each, a “Borrower”), in connection with the execution and delivery of the Amendment, dated as of May 8, 2013 (the “Amendment”), to the Credit Agreement, dated as of May 8, 2012 (the “Original Credit Agreement”, and as amended by the Amendment, the “Credit Agreement”), by and among the Borrowers, the banks party thereto, PNC Bank, National Association, as Administrative Agent for the Lenders thereunder, and the fronting banks party thereto. Capitalized terms used but not defined in this letter have the meanings assigned to them in the Credit Agreement. This letter is being furnished to you at the request of the Borrowers pursuant to Section 3(a)(vi) of the Amendment. The Amendment, the Credit Agreement, the 2013 Amendment Fee Letters and the Notes delivered on the date hereof (the “Notes”) are sometimes referred to in this letter collectively as the “Loan Documents” and each individually as a “Loan Document”.
For purposes of this letter, I or persons under my supervision or control have reviewed executed originals or copies of executed originals of the Amendment and the Original Credit Agreement. In addition, I or persons under my supervision or control have reviewed the Articles of Incorporation and Code of Regulations (as amended and restated, where applicable) of ATSI, the resolutions of the Board of Directors of ATSI and originals or copies of such other records, agreements, documents and other instruments and such certificates of public officials and of officers and representatives of ATSI, and have satisfied ourselves as to such other matters, I or persons under my supervision or control have considered relevant or necessary as a basis for this letter. In such review, I or persons under my supervision or control have assumed the authorization, execution and delivery of each document by, and the validity, binding nature and enforceability of each document against, each of the parties thereto (other than with respect to authorization, execution and delivery, ATSI), the genuineness of all signatures, the legal capacity of natural persons, the conformity to original documents of all documents submitted to me as copies (whether or not certified and including facsimiles) and the authenticity of such latter documents and of all documents submitted to me as originals. In particular, I or persons under my supervision or control have reviewed and relied upon the in-house opinions and certificates of officials of the Company delivered in connection with the original authorization, execution and delivery of the Original Credit Agreement. As to various questions of fact relevant to this letter, I have relied, without independent investigation, upon certificates of public officials, certificates of officers of the Borrowers and representations and warranties of the Borrowers contained in the Credit Agreement.
I am a member of the Bar of the State of Ohio, and, for purposes of this letter, I do not hold myself out as an expert on the laws of any other jurisdiction. I express no opinion herein as to the application or effect of the laws of any jurisdiction other than the laws of the State of Ohio. The phrase “the laws of the State of Ohio” and similar phrases refers to the laws of the State of Ohio that are, in my experience, generally applicable to transactions of the type contemplated under the Credit Agreement, and specifically excludes (a) laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof; (b) zoning, land use, building code and construction laws; and (c) any antifraud, environmental, labor, tax, pension, employee benefit, antiterrorism, money laundering, insurance, antitrust, securities or intellectual property laws.
Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that:

1.
ATSI is a corporation existing and in good standing under the laws of the State of Ohio and has corporate power and authority to conduct its business and to own or lease, as the case may be, the properties owned or leased by it as described in the Disclosure Documents of or relating to ATSI.

2.	Each Loan Document has been authorized by all necessary corporate action of ATSI, and the Amendment, the 2013 Amendment Fee Letters and the Notes have been executed and delivered by ATSI.

3.
No Governmental Action is or will be required under the laws of the State of Ohio in connection with the execution and delivery of the Amendment, the 2013 Amendment Fee Letters and the Notes and the performance by ATSI of its obligations under the Loan Documents, other than (a) the ATSI PUCO Order, which is in full force and effect as of the date hereof, (b) such Governmental Action as may be required as a condition to the exercise by ATSI of its rights under Section 2.05(b) or Section 2.06 of the Credit Agreement and (c) such Governmental Action as may be required after the date hereof in connection with the performance by ATSI of the covenants set forth in Sections 5.01(a) and (b) of the Credit Agreement.

4.
The execution and delivery by ATSI of the Amendment, the 2013 Amendment Fee Letters and the Notes and the performance by ATSI of its obligations under the Loan Documents will not (a) violate or result in a default under the Organizational Documents of ATSI, (b) violate any applicable law of the State of Ohio or (c) violate the ATSI PUCO Order.

Except as disclosed in the Disclosure Documents of or relating to any Borrower, to my knowledge, there is no litigation or governmental proceeding, pending or threatened, before any

Ohio court, governmental agency or arbitrator that would reasonably be expected to have a material adverse effect on such Borrower’s ability to perform its obligations under the Loan Documents to which it is a party.
The opinions set forth herein are qualified in their entirety and subject to the following:
No examination has been made of, and no opinion is expressed as to the effect of, any zoning ordinance or permit pertaining to the authority of the Borrowers to operate their respective properties or conduct their respective businesses.
I also express no opinion with respect to the following:

(a)	the financial condition or solvency of any Borrower;

(b)
the compliance of the Amendment or any other Loan Document or the transactions contemplated thereby with, or the effect on any of the opinions expressed in this letter of the antifraud provisions of Federal and state securities laws, rules and regulations;

(c)	the compliance of the transactions contemplated by the Loan Documents with any regulations or governmental requirements applicable to any Person other than the Borrowers;

(d)	the financial ability of the Borrowers or the ability (financial or otherwise) of any other Person to meet its respective obligations under the Loan Documents;

(e)	the conformity of the Loan Documents to any term sheet or commitment letter;

(f)
any provision of any Loan Document that would, to the extent not permitted by applicable law, purport to grant, in connection with any legal proceedings, a “consent to jurisdiction” or “waiver of inconvenient forum,” insofar as such provision relates to federal courts (except as to the personal jurisdiction thereof); or

(g)
any provision of the Credit Agreement that would, to the extent not permitted by applicable law, purport to grant a waiver of trial by jury insofar as such provision is sought to be enforced in a federal court.

This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and I undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to the Borrowers or any other Person or any other circumstance occurring after the date hereof. This letter is limited to the matters expressly stated herein, and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.
I have assumed that no fraud, dishonesty, forgery, coercion, duress or breach of fiduciary duty exists or will exist with respect to any matter relevant to this letter. No examination has been made of, and no opinion is expressed as to the effect of, any zoning ordinance or permit pertaining to the authority of the Borrowers to own, lease or operate their properties or conduct their businesses.

This letter is limited to the matters expressly set forth herein, and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.
This letter is solely for the benefit of the addressees hereof in connection with the transactions contemplated by the Loan Documents and may not be relied on by the addressees hereof for any other purpose or furnished or quoted to or relied on by any other Person (other than the permitted successors and assigns of such addressees under the Credit Agreement) for any purpose without my prior written consent; provided, however, a copy of this letter may be provided to (a) counsel for the addressees hereof, (b) your auditors and (c) regulatory agencies having jurisdiction over you.

Very truly yours,

Gina K. Gunning
Associate General Counsel for
FirstEnergy Service Company

EXHIBIT B-1
Form of Opinion of Akin Gump Strauss Hauer & Feld LLP

[LETTERHEAD OF AKIN GUMP STRAUSS HAUER & FELD LLP]

May 8, 2013

To the Lenders party to the within-mentioned Credit Agreement,
PNC Bank, National Association, as Administrative Agent
for the Lenders thereunder, and the fronting banks party thereto

Re:    Amendment to Credit Agreement, dated as of May 8, 2013

Ladies and Gentlemen:

We have acted as special New York counsel to FirstEnergy Transmission, LLC (formerly known as Allegheny Energy Transmission, LLC), a Delaware limited liability company (“FET”), American Transmission Systems, Incorporated, an Ohio corporation (“ATSI”), and Trans-Allegheny Interstate Line Company, a Maryland and Virginia corporation (“TrAILCo”, and together with FET and ATSI, the “Borrowers”, and each, a “Borrower”), in connection with the execution and delivery of the Amendment, dated as of May 8, 2013 (the “Amendment”), to the Credit Agreement, dated as of May 8, 2012 (the “Original Credit Agreement”, and as amended by the Amendment, the “Credit Agreement”), by and among the Borrowers, the banks party thereto, PNC Bank, National Association, as Administrative Agent for the Lenders thereunder, and the fronting banks party thereto. Capitalized terms used but not defined in this letter have the meanings assigned to them in the Credit Agreement. This letter is being furnished to you at the request of the Borrowers pursuant to Section 3(a)(vii) of the Amendment. The Amendment, the Credit Agreement, the 2013 Amendment Fee Letters and the Notes delivered on the date hereof (the “Notes”) are sometimes referred to in this letter collectively as the “Loan Documents” and each individually as a “Loan Document”.
The document listed on Schedule I hereto is hereinafter referred to in this letter as the “Certificate of Good Standing.”
In connection with this letter, we have reviewed executed originals or copies of executed originals of the Certificate of Good Standing, the Amendment and the Original Credit Agreement. We also have reviewed a copy of the TrAILCo FERC Order and originals or certified copies of such corporate and company records of each Borrower and other certificates and documents of officials of each Borrower and certain of their affiliates, public officials and others as we have deemed appropriate for purposes of this letter, and relied upon them to the extent we deem appropriate. As to various questions of fact relevant to this letter, we have relied, without independent investigation,

To the Lenders party to the within-mentioned Credit Agreement,
PNC Bank, National Association, as Administrative Agent
for the Lenders thereunder, and the fronting banks party thereto
May 8, 2013

upon certificates of public officials, certificates of officers of each Borrower and representations and warranties of each Borrower contained in the Loan Documents. In addition, we have made no inquiry of any Borrower or any other Person (including Governmental Authorities) regarding any judgments, orders, decrees, franchises, licenses, certificates, registrations, permits or other public records or agreements to which any Borrower is a party other than those described herein, and our knowledge of any such matters is accordingly limited.
We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies. We also have assumed (a) the due organization, valid existence and good standing under the laws of its jurisdiction of incorporation of each party to each Loan Document (other than, with respect to valid existence and good standing, FET), (b) the legal capacity of natural persons, (c) the corporate or other power and due authorization of each Person not a natural person (other than FET) to execute, deliver and perform its obligations under each Loan Document to which it is a party, (d) the due execution and delivery of each Loan Document by all parties thereto (other than FET), (e) that each Loan Document constitutes the valid and binding obligation of each party thereto (other than the Borrowers), enforceable against such party in accordance with its terms, (f) that the execution, delivery and performance by each party to the Loan Documents (other than FET) do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished and are in full force and effect, and will not result in a breach or violation of any provision of its Organizational Documents, (g) that the execution, delivery and performance by any party to the Loan Documents will not result in (i) a breach of or constitute a default under any agreement or instrument to which it is a party (other than those of the Borrowers listed on Schedule II hereto) or (ii) a violation of any law (other than, in the case of any Borrower, any Included Law (as defined herein)) or any order, rule, regulation or determination of any Governmental Authority applicable to it (other than the TrAILCo FERC Order), (h) that all required Governmental Action (other than, in the case of any Borrower, under any Included Law) for the execution and delivery by each party to any Loan Document, the performance by it of its obligations thereunder or the consummation by it of any transaction contemplated thereby have been obtained or taken, (i) that the Approvals (other than the TrAILCo FERC Order) are in full force and effect and (j) notwithstanding any provision contained in any agreement or instrument listed on Schedule II hereto selecting any law other than the laws of the State of New York as the governing law thereof, such agreement or instrument is governed by the laws of the State of New York.
In addition, we also have assumed that, other than the Amendment, there are no documents or agreements (whether oral or written) between the parties that in any way supplement, modify, amend, alter, conflict with, terminate or revoke the terms of the Original Credit Agreement. We also have assumed that the terms of the Original Credit Agreement remain in full force and effect (except as amended pursuant to the Amendment) and that no course of dealing or other acts or omissions by the parties to the Original Credit Agreement have occurred that would impair in any respect the enforceability of the Original Credit Agreement in accordance with its terms.
Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

To the Lenders party to the within-mentioned Credit Agreement,
PNC Bank, National Association, as Administrative Agent
for the Lenders thereunder, and the fronting banks party thereto
May 8, 2013

1.
FET is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has the limited liability company power and authority to execute and deliver the Amendment, the 2013 Amendment Fee Letters and the Notes and to perform its obligations under the Loan Documents.

2.
The execution and delivery of the Amendment, the 2013 Amendment Fee Letters and the Notes by FET and the performance by FET of its obligations under the Loan Documents have been duly authorized by all necessary limited liability company action on the part of FET.

3.	Each of the Amendment, the 2013 Amendment Fee Letters and the Notes has been duly executed and delivered by FET.

4.	Each Loan Document constitutes a valid and binding obligation of each Borrower party thereto, enforceable against each such Borrower in accordance with its terms.

5.
No Governmental Action is or will be required under any Included Law for the due execution and delivery by the Borrowers of the Amendment, the 2013 Amendment Fee Letters and the Notes or the performance by the Borrowers of their respective obligations under the Loan Documents, other than (i) in the case of TrAILCo, the TrAILCo FERC Order, which is in full force and effect as of the date hereof, and (ii) such Governmental Action as may be required after the date hereof in connection with the performance by the Borrowers of the covenants set forth in Sections 5.01(a) and (b) of the Credit Agreement.

6.
The execution and delivery by the Borrowers of the Amendment, the 2013 Amendment Fee Letters and the Notes and the performance by the Borrowers of their respective obligations under the Loan Documents, do not (i) in the case of FET, violate the Organizational Documents of FET listed on Schedule III hereto, (ii) result in a violation of any law, rule or regulation of any Included Law, (iii) in the case of TrAILCo, violate the TrAILCo FERC Order or (iv) result in a breach of or constitute a default under, or result in the creation or imposition of any Lien upon any property of any Borrower pursuant to, any agreement or instrument of such Borrower listed on Schedule II hereto.

The opinions set forth herein are qualified in their entirety and subject to the following:
A.We express no opinion as to the Laws (as defined below) of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York, (ii) the Delaware Limited Liability Company Act, as amended, and (iii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in (a) clause (ii) of the preceding sentence and (b) clauses (i) and (iii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated by the Loan Documents. The term Included Laws specifically excludes (i) Laws of any counties, cities, towns, municipalities and special

To the Lenders party to the within-mentioned Credit Agreement,
PNC Bank, National Association, as Administrative Agent
for the Lenders thereunder, and the fronting banks party thereto
May 8, 2013

political subdivisions and any agencies thereof; (ii) zoning, land use, building code and construction Laws; (iii) Federal Reserve Board margin regulations; and (iv) any antifraud, environmental, labor, tax, pension, employee benefit, antiterrorism, money laundering, investment company, insurance, antitrust, securities or intellectual property Laws.
B.When used in this letter, the phrases “known to us”, “to our knowledge” and similar phrases (i) mean the conscious awareness of facts or other information by (a) the lawyer in our firm who signed this letter, (b) any lawyer in our firm actively involved in negotiating and preparing the Loan Documents and (c) solely as to information relevant to a particular opinion, issue or confirmation regarding a particular factual matter, any lawyer in our firm who is primarily responsible for providing the response concerning that particular opinion, issue or confirmation; and (ii) do not require or imply (a) any examination of this firm’s, any such lawyer’s or any other Person’s files, (b) that any inquiry be made of the client, any lawyer (other than the lawyers described above) or any other Person or (c) any review or examination of any agreements, documents, certificates, instruments or other papers (including, but not limited to, the exhibits and schedules to the Loan Documents and the various papers referred to in or contemplated by the Loan Documents and the respective exhibits and schedules thereto) other than the Loan Documents, the company records referred to in the third paragraph of this letter and the agreements and instruments of the Borrowers listed on Schedule II and Schedule III hereto.
C.The opinion expressed in paragraph 1 herein as to the valid existence and good standing of FET is given solely on the basis of the Certificate of Good Standing and speaks only as of the date thereof rather than the date hereof. Such opinion is limited to the meaning ascribed to such Certificate of Good Standing by the Delaware Secretary of State and applicable Law.
D.The opinions expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally from time to time in effect; (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) principles of commercial reasonableness and unconscionability and an implied covenant of good faith and fair dealing; (iv) the power of the courts to award damages in lieu of equitable remedies; and (v) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution. Although it appears that the requirements of Section 5-1401 of the New York General Obligations Law have been met, we express no opinion on whether the choice of law provision in Section 8 of the Amendment or Section 8.09 of the Credit Agreement would raise any issues under the United States constitution or in equity that would affect whether courts in New York would enforce the choice of New York law to govern the Amendment or the Credit Agreement. We also have assumed that the choice of law of the State of New York as the governing law of the Amendment and the Credit Agreement would not result in a violation of an important public policy of another state having greater contacts with the transactions contemplated by the Loan Documents than the State of New York.
E.This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any

To the Lenders party to the within-mentioned Credit Agreement,
PNC Bank, National Association, as Administrative Agent
for the Lenders thereunder, and the fronting banks party thereto
May 8, 2013

fact relating to any Borrower or any other Person or any other circumstance occurring after the date hereof. This letter is limited to the matters expressly stated herein, and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.
F.We have assumed that no fraud, dishonesty, forgery, coercion, duress or breach of fiduciary duty exists or will exist with respect to any matter relevant to this letter.
G.We express no opinion as to (i) the financial condition or solvency of any Borrower; (ii) the compliance of the Loan Documents or the transactions contemplated thereby with, or the effect on any of the opinions expressed herein of, the antifraud provisions of Federal and state securities Laws; (iii) the compliance of the transactions contemplated by the Loan Documents with any Laws applicable to any Person other than the Borrowers; (iv) the ability (financial or otherwise) of any Borrower or any other Person to meet its obligations under the Loan Documents; (v) the conformity of the Loan Documents to any term sheet or commitment letter; or (vi) any provision of any Loan Document that would, to the extent not permitted by applicable Law, restrict, waive access to or vary legal or equitable remedies or defenses (including, but not limited to, a right to notice of and hearing on matters relating to prejudgment remedies, service of process, proper jurisdiction and venue, forum non conveniens and the right to trial by jury) or the right to collect damages (including, but not limited to, actual, consequential, special, indirect, incidental, exemplary and punitive damages). In addition, we express no opinion as to any breach of or default under any agreement or instrument of any Borrower listed on Schedule II hereto to the extent any such breach or default is determined by reference to any numerical ratio (financial or otherwise), borrowing base calculation, percentage or dollar amount limitation or other financial, accounting or similar calculation or determination.
H.For purposes of this letter, the phrase “transactions of the type contemplated by the Loan Documents” and similar phrases mean (i) the making of Advances and the issuance of Letters of Credit by the Lenders party to the Credit Agreement and (ii) the performance by the Borrowers of their respective obligations under the Loan Documents.
I.This letter is solely for your benefit, and no other Person (other than your permitted successors and assigns under the Credit Agreement) shall be entitled to rely upon this letter. Without our prior written consent, this letter may not be quoted, in whole or in part, or otherwise referred to in any document and may not be furnished or otherwise disclosed to or used by any other Person; provided, however, a copy of this letter may be provided to (i) counsel for the addressees hereof, (ii) your auditors and (iii) regulatory agencies having jurisdiction over you.

Very truly yours,

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Schedule I
Certificate of Good Standing
Certificate of Good Standing of FET, issued by the Secretary of State of the State of Delaware on May 6, 2013.

Schedule II

American Transmission Systems, Incorporated Reviewed Agreements

(a)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy Corp., FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

(b)	Indenture, dated as of December 1, 2009, between American Transmission Systems, Incorporated and The Bank of New York Mellon Trust Company, N.A. and the outstanding notes issued thereunder.
FirstEnergy Transmission, LLC Reviewed Agreements

(a)
Fourth Amended and Restated Non-Utility Money Pool Agreement, dated as of January 10, 2013, by and among FirstEnergy Corp., FirstEnergy Service Company, Allegheny Energy, Inc., Allegheny Energy Supply Company, LLC, FirstEnergy Fiber Holdings Corp., FirstEnergy Nuclear Operating Company, FirstEnergy Solutions Corp. (for itself and its subsidiaries), FirstEnergy Generation, LLC (for itself and its subsidiary) (f/k/a FirstEnergy Generation Corp.), FirstEnergy Nuclear Generation, LLC (f/k/a FirstEnergy Nuclear Generation Corp.), FirstEnergy Ventures Corp. (for itself and its subsidiaries), FET (f/k/a Allegheny Energy Transmission, LLC), FELHC, Inc., FirstEnergy Properties, Inc., GPU Nuclear, Inc., OES Ventures, Incorporated and The Toledo Edison Capital Corporation.

Trans-Allegheny Interstate Line Company Reviewed Agreements

Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy Corp., FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

Schedule III
Organizational Documents

1.	Certificate of Formation of FirstEnergy Transmission, LLC (formerly known as Allegheny Energy Transmission, LLC), dated October 13, 2006.

2.	Certificate of Amendment, dated May 4, 2012, pursuant to which Allegheny Energy Transmission, LLC’s name was changed to “FirstEnergy Transmission, LLC”.

3.	Amended and Restated Limited Liability Company Agreement, dated as of May 4, 2012, of FirstEnergy Transmission, LLC.

EXHIBIT B-2
Form of Opinion of DLA Piper LLP (US)

May 8, 2013

PNC Bank, National Association, as Administrative Agent The Lenders and Fronting Banks party to the Credit Agreement referred to below
Re: Amendment to Credit Agreement
Ladies and Gentlemen:
We serve as special Maryland counsel to Trans-Allegheny Interstate Line Company, a Maryland and Virginia corporation (the “Borrower”), in connection with that certain amendment dated as of May 8, 2013 (the “Amendment”), among the Borrower, certain other borrowers named therein, PNC Bank, National Association, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the Lenders party thereto. This opinion is being furnished to you at the request of Borrower pursuant to Section 3(a)(viii) of the Amendment. Capitalized terms used but not defined herein shall have the meanings assigned to them in that certain credit agreement dated as of May 8, 2012 (the “Original Credit Agreement”), as amended by the Amendment, among the Borrower, FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated, the Banks party thereto, PNC Bank, National Association, as Administrative Agent for the Lenders thereunder, and the fronting banks party thereto.
In our capacity as the Borrower’s counsel, we have reviewed the following documents (collectively, the “Documents”):
(a)    the Articles of Incorporation of the Borrower, as in effect on the date hereof (the “Charter”), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the “SDAT”);
(b)    the by-laws of the Borrower, as in effect on the date hereof (the “By-laws”), certified by an officer of the Borrower;
(c)    the Amendment;
(d)    the Original Credit Agreement;
(e)    the Notes executed and delivered by the Borrower on the date hereof (the “Notes”);

PNC BANK, NATIONAL ASSOCIATION, ET AL.
May 8, 2013

(f)    resolutions adopted by the Board of Directors of the Borrower relating to the approval of the Original Credit Agreement, the Notes and the Amendment;
(g)    a certificate of the SDAT as to the good standing of the Borrower, dated as of a recent date;
(h)    a certificate executed by an officer of the Borrower, dated as of the date hereof (the “Officer’s Certificate”); and
(i)    such other documents as we have considered necessary to the rendering of the opinions expressed below.
In examining the Documents, and in rendering the opinion set forth below, we have assumed, without independent investigation, the following: (a) each of the parties to the Documents (other than the Borrower) has duly and validly authorized, executed and delivered each of the Documents and each instrument, agreement and other document executed in connection with the Documents to which such party (other than the Borrower) is a signatory and each such party's (other than the Borrower's) obligations set forth in the Documents, are its legal, valid and binding obligations, enforceable in accordance with their respective terms; (b) each person executing any such instrument, agreement or other document on behalf of any such party (other than the Borrower) is duly authorized to do so; (c) each natural person executing any such instrument, agreement or other document is legally competent to do so; (d) the Documents accurately describe and contain the mutual understandings of the parties, there are no oral or written modifications of or amendments or supplements to the Documents and there has been no waiver of any of the provisions of the Documents by actions or conduct of the parties or otherwise; and (e) all documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic copies or telecopies or portable document file (".PDF") copies conform to the original documents (and the authenticity of the originals of such copies), all signatures on all documents submitted to us for examination (and including signatures on photocopies, telecopies and .PDF copies) are genuine, and all public records reviewed are accurate and complete. We have also assumed that without in any way affecting any opinion previously delivered by us with respect to the Original Credit Agreement, the Original Credit Agreement continues to constitute the valid and binding obligations of each party thereto, enforceable against each such party in accordance with its terms immediately prior to the amendment thereof and our delivery of this opinion to you. As to all factual matters relevant to the opinion set forth below, we have relied upon the representations and warranties made in the Amendment and in the Officer’s Certificate as to the factual matters set forth therein, which we assume to be accurate and complete, and on the oral or written statements and representations of officers of the Borrower, of public officials and others and our review of the Documents.
Based upon and subject to the foregoing and having regard for such legal considerations we deem relevant, we are of the opinion that, as of the date hereof:
1.    The Borrower has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.
2.    The Borrower has the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Charter and to execute the

PNC BANK, NATIONAL ASSOCIATION, ET AL.
May 8, 2013

Amendment and the Notes and to perform its obligations under the Original Credit Agreement, as amended by the Amendment (the “Amended Credit Agreement”).
3.    The execution and delivery of the Amendment and the Notes and the consummation of the transactions contemplated thereunder and under the Amended Credit Agreement will not result in any violation of (i) the provisions of the Charter or By-laws or (ii) any law, rule or regulation applicable to the Borrower or, to our knowledge, any order, writ or decree of any Governmental Authority of the State of Maryland having jurisdiction over the Borrower or any of its properties.
4.    The Amendment and the Notes have been duly authorized, executed and delivered by the Borrower.
5. No authorization or approval or other action by, and no notice to or filing by the Borrower with, any Governmental Authority of the State of Maryland pursuant to any law, rule, regulation, decision, order, judgment or determination of the State of Maryland or any Governmental Authority of the State of Maryland is required for the due execution, delivery, recordation, filing or performance by the Borrower of the Amendment and the Notes, or for the consummation by the Borrower of the transactions contemplated thereby and by the Amended Credit Agreement.
In addition to those qualifications set forth above, the foregoing opinion is further qualified as follows:
(a)    We have made no investigation of, and we express no opinion as to, the laws of any jurisdiction other than the laws of the State of Maryland. Without limiting the generality of the foregoing sentence, we express no opinion as to compliance with or the applicability or effect of any utility company laws. To the extent that any documents referred to herein are governed by the laws of a jurisdiction other than the State of Maryland, we have assumed that the laws of such jurisdiction are the same as the laws of the State of Maryland. We note that the Amendment is to be construed under the laws of the State of New York.
(b)    This opinion concerns only the effect of the laws (exclusive of the principles of conflict of laws) of the State of Maryland as currently in effect. We assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if any facts or circumstances come to our attention after the date hereof that might change this opinion.
(c)    We express no opinion as to compliance with (i) the securities (or “blue sky”) laws of the State of Maryland or (ii) the requirements for the creation, perfection or priority of a security interest or other liens under the laws of the State of Maryland.
(d)    This opinion is limited to the matters set forth herein, and no other opinion should be inferred beyond the matters expressly stated.

PNC BANK, NATIONAL ASSOCIATION, ET AL.
May 8, 2013

(e)    Our opinions expressed in paragraph 5 and clause (ii) of paragraph 3 above are based upon our consideration of only those laws, rules or regulations, including the applicable regulatory rules and regulations, of the State of Maryland and consents, authorizations, permits, approvals, decisions, orders, judgments or determinations of, or notices, filings or registrations with, any Governmental Authority of the State of Maryland, if any, which are required under those Maryland statutes and regulations which a lawyer licensed in the State of Maryland who routinely represents companies similar to the Borrower would reasonably believe are normally applicable to transactions of the type described in the Amendment.
This opinion is being furnished to you for your benefit and, accordingly, may not be relied upon by, quoted in any manner to, or delivered to any other person or entity (other than (i) your permitted successors and assigns under the Amended Credit Agreement, (ii) King & Spalding LLP, special New York counsel to the Administrative Agent, in connection with the opinion to be issued by it dated the date hereof, (iii) counsel for and auditors of each Lender and (iv) the federal and state banking authorities having authority over such Lender) without, in each instance, our prior written consent. Notwithstanding the foregoing, a copy of this opinion letter may be delivered to any person who becomes a Lender in accordance with the provisions of the Amended Credit Agreement. Any such person may rely on the opinion expressed above as if this opinion letter were addressed and delivered to such person on the date hereof.
Very truly yours,
DLA PIPER LLP (US)

EXHIBIT B-3
Form of Opinion of Hunton & Williams LLP

May 8, 2013

PNC Bank, National Association,
as Administrative Agent for the Lenders

The Lenders party to the Credit Agreement (as defined below)

Trans-Allegheny Interstate Line Company:
Amendment to Credit Agreement
Ladies and Gentlemen:
We have acted as special counsel in the Commonwealth of Virginia to Trans-Allegheny Interstate Line Company, a Virginia and Maryland corporation (the “Company”), in connection with the financing transactions contemplated by that certain Amendment dated as of May 8, 2013 (the “Amendment”), by and among the Company, FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated, the banks and other financial institutions party thereto (the “Lenders”), and PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein without definitions shall have the meanings given to them in the Credit Agreement (as defined below). This opinion is being furnished to you pursuant to Section 3(a)(ix) of the Amendment.
In connection with the foregoing, we have examined executed counterparts or facsimile or photostatic copies of executed counterparts of the following documents (all dated as of the date hereof unless otherwise indicated):
1.    the Credit Agreement dated as of May 8, 2012, by and among the Company, FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated, the Lenders and the Administrative Agent (as amended by the Amendment, the “Credit Agreement”);
2.    the Amendment;
3.    the Promissory Notes dated as of May 8, 2013 executed by the Company (the “Notes”);
4.    the Company’s Articles of Incorporation dated as of October 17, 2006 and filed with the State Corporation Commission of the Commonwealth of Virginia (the “SCC”) on October 27, 2006, certified by an officer of the Company on the date hereof (the “Articles”), and the By-laws as adopted by the Written Consent of Incorporator of the Company on October 30, 2006, as revised through February 28, 2012 (the “Bylaws” and, together with the Articles, the “Governing Documents”);

To PNC Bank, National Association,
as Administrative Agent
and the Lenders
May 8, 2013

5.    the resolutions from the Meeting of the Board of Directors of the Company held January 27, 2012, approving the transactions contemplated by the Credit Agreement (the “Resolutions”); and
6.    the certificate of good standing dated May 7, 2013, issued by the SCC with respect to the Company (the “Good Standing Certificate”).

The documents referenced in Paragraphs 2 and 3 above may be referred to collectively herein as the “Opinion Documents.”
We have also examined originals or copies of such other agreements, corporate records, instruments and certificates (including the Opinion Certificate attached hereto as Exhibit A), certificates of public authorities and such matters of law as we have deemed necessary for the purpose of rendering this opinion. To the extent we deemed necessary for purposes of this opinion, we have relied upon (i) the statements and representations of officers of the Company as to factual matters, (ii) the corporate records provided to us by such officers and (iii) certificates and other documents obtained from public officials. We have relied as to factual matters on the representations and warranties contained in the Opinion Documents and the Credit Agreement, and we have assumed the completeness and accuracy of all such representations and warranties as to factual matters.
We have assumed the genuineness of all signatures, the legal capacity of all individuals who have executed all documents we have reviewed, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified, photostatic, reproduced or conformed copies. We have also assumed that the documents have been duly authorized, executed and delivered by each of the parties thereto (other than the Company, solely in respect of authorization of the Opinion Documents under Virginia law as expressly covered in opinion paragraph 2(ii) below) and are enforceable in accordance with their terms against such parties and that the execution, delivery and performance of the documents by each of the parties thereto (other than the Company, solely in respect of Virginia law matters expressly covered in the opinions set forth in opinion paragraph 2(i) and opinion paragraph 3 below) does not and will not result in a breach of, or constitute a default under, any agreement, instrument or other document to which such party is a party.
In rendering this opinion, our examination of matters of law has been limited to, and we express no opinion as to the law of any jurisdiction other than, the laws of the Commonwealth of Virginia.
Based upon the foregoing, and such other documents and matters as we have deemed necessary and appropriate to render the opinions set forth below, and subject to the limitations, assumptions and qualifications noted herein, we are of the opinion that:
1.    The Company is a corporation validly existing in the Commonwealth of Virginia and has the Virginia corporate power and authority to execute and deliver the Opinion Documents and to perform its obligations thereunder and under the Credit Agreement. Based solely on the

Good Standing Certificate, the Company is in good standing under the laws of the Commonwealth of Virginia as of the date of such certificate.
2.    The execution and delivery of the Opinion Documents by the Company, the performance by the Company of its obligations under each Opinion Document and the Credit Agreement and consummation of the transactions contemplated thereby (i) do not violate the Governing Documents and (ii) have been duly authorized by all necessary Virginia corporate action of the Company. The Opinion Documents have been duly executed and delivered by the Company. We note that the Resolutions authorize borrowings under the Credit Agreement during calendar year 2013 and thereafter until the Board of the Company adopts subsequent short-term indebtedness financing resolutions. We express no opinion with regard to any additional Virginia corporate approvals or consents that may be required to be obtained by the Company in connection with (i) any borrowings requested by the Company after the calendar year 2013 until May 8, 2018, as permitted by the Amendment, or (ii) the exercise by the Company of its rights under Section 2.05(c) of the Credit Agreement, and the opinion set forth in this opinion paragraph 2(ii) is subject in all respects to the foregoing qualifications and exclusions.
3.    The execution and delivery of the Opinion Documents by the Company, the performance by the Company of its obligations under each Opinion Document and the Credit Agreement and consummation of the transactions contemplated thereby, do not violate any Virginia law, rule or regulation that we, based on our experience, recognize as applicable to the Company in a transaction of this type.
4.    No filing with, notice to, or consent, approval, authorization or order of any governmental authority of the Commonwealth of Virginia is required to be made or obtained in connection with the execution and delivery of the Opinion Documents by the Company, the performance by the Company of its obligations under each Opinion Document and the Credit Agreement and the consummation of the transactions contemplated thereby.
We express no opinion regarding (1) compliance with any telecommunications law, (2) the laws of any municipality or any local government within any state, (3) antitrust and unfair competition laws, (4) securities laws and regulations, (5) environmental laws or regulations, (6) zoning or land use laws or regulations, (7) fiduciary duties, (8) pension and employee benefit laws and regulations, (9) tax laws and regulations, (10) labor laws and regulations, (11) federal contract law, (12) the USA Patriot Act of 2001 and the rules, regulations and policies promulgated thereunder and any foreign assets control regulations of the United States Treasury Department or any enabling legislation or orders relating thereto or similar laws, rules or regulations, (13) the effect of racketeering or criminal or civil forfeiture laws, (14) the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations thereunder or (15) commodities laws, including any document or provision constituting a ‘swap’ within the meaning of the Commodity Exchange Act of 1936, as amended, or any part thereof.
We have assumed for purposes of the opinions given in Paragraphs 2(i), 3 and 4 above that (i) the Company will obtain all permits and governmental approvals required in the future, and take all actions similarly required, relevant to subsequent consummation of the transactions contemplated by the Opinion Documents and the Credit Agreement or performance of the Opinion Documents

To PNC Bank, National Association,
as Administrative Agent
and the Lenders
May 8, 2013

and the Credit Agreement and (ii) all parties to the Opinion Documents and the Credit Agreement will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Opinion Documents and the Credit Agreement.
We express no opinion as to any accounting, financial or economic matters or the accuracy as to factual matters of any representation, warranty, data or other information, whether oral or written, that may have been made by any entity involved in the transaction described above, whether named herein or otherwise.
The opinions expressed in this letter are solely for the use of the Administrative Agent, the Lenders and their successors and permitted assigns and it may not be relied upon by any other person, firm or entity. Copies of this opinion may be furnished to, but not relied upon by, (i) your independent auditors, advisors and legal counsel, (ii) any person conducting a due diligence inquiry with respect to any addressee hereof, or (iii) any person in order to comply with any subpoena, order, regulation, ruling or request of any judicial, administrative, governmental, supervisory or legislative body or committee or any self-regulatory body and its successor and assigns, and may not be relied on by any other person without our prior written approval. At your request, we hereby consent to reliance hereon by any future permitted assignee (“Additional Lender”) of the addressees' interest in the Loans, on the condition and understanding that (i) in no event shall any Additional Lender have any greater rights with respect hereto than the original addressees of this letter on the date hereof nor, in the case of any Additional Lender that becomes a Lender by assignment, any greater rights than its assignor, (ii) in furtherance and not in limitation of the foregoing, our consent to such reliance shall in no event constitute a reissuance of the opinions expressed herein or otherwise extend any statute of limitations period applicable hereto on the date hereof, and (iii) any such reliance also must be actual and reasonable under the circumstances relating to changes in law, facts of any other developments known to or reasonably knowable by such Additional Lender at such time. This opinion speaks as of its date and does not purport to address matters which may arise after such date. We expressly disclaim any obligation to advise you of any changes of law or facts that may hereafter come or be brought to our attention which would alter the opinions or advice herein set forth.
This opinion is being delivered and should be understood with reference to customary practice.  See "Statement on the Role of Customary Practice in the Preparation and Understanding of Third-Party Legal Opinions," 63 BUS. LAW. 1277 (2008).
Finally, our opinions and advice set forth herein are limited to the matters expressly set forth herein, and no opinion or advice is implied or may be inferred beyond the matters expressly so stated.
Very truly yours,

Exhibit A
Opinion Certificate
Attached.

TRANS-ALLEGHENY INTERSTATE LINE COMPANY
OPINION CERTIFICATE
May 8, 2013
This certificate is being delivered in connection with the transactions contemplated by that certain Amendment dated as of May 8, 2013 (the “Amendment”), by and among Trans-Allegheny Interstate Line Company, a Virginia and Maryland corporation (the “Company”), FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated, the banks and other financial institutions party thereto (the “Lenders”), PNC Bank, National Association, as administrative agent for the Lenders, and the fronting banks party thereto. The undersigned hereby certifies to Hunton & Williams LLP in connection with the legal opinions to be rendered by it with respect to the Amendment and the transactions contemplated thereby as follows:

1.
I am the duly qualified and elected Assistant Corporate Secretary of the Company, and that, as such, I am authorized to execute this certificate on behalf of the Company. The signature appearing below is my genuine signature.

2.
Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Company as in effect as of the date hereof. No amendment to such Articles has been approved by the Board of Directors or shareholders of the Company.

3.
Attached hereto as Exhibit B is a true, complete and correct copy of the Bylaws of the Company as in effect as of the date hereof. Such Bylaws have not been amended or modified and are in full force and effect.

4.
Attached hereto as Exhibit C is a true, complete and correct copy of the duly adopted resolutions, dated as of January 27, 2012, of the Board of Directors of the Company relating to the transactions contemplated by the Credit Agreement (the “Resolutions”). Such resolutions have not been rescinded or amended in any respect and are in full force and effect since their adoption to and including the date hereof.

Attached hereto as Exhibit D is a Certificate of Good Standing issued by the State Corporation Commission of the Commonwealth of Virginia as of a recent date.

5.	The following named persons comprise, as of the date Resolutions, the duly elected, qualified and acting and complete Board of Directors of the Company on and as of the date hereof:
Anthony J. Alexander
Mark T. Clark
Charles E. Jones

6.	The following persons are duly appointed officers of the Company and their signatures below are the true and correct signatures of such persons:

Name	Title	Signature
Steven R. Staub	Vice President and Treasurer	________________________

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Opinion Certificate as of May ____, 2013.

Name: Edward J. Udovich
Title: Assistant Corporate Secretary

EXHIBIT C
Form of Opinion of
Special New York Counsel to the Administrative Agent

May 8, 2013
PNC Bank, National Association, as administrative agent, the fronting banks and the lenders party to the Credit Agreement referred to below
Re:    FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated     and Trans-Allegheny Interstate Line Company
Ladies and Gentlemen:
We have acted as special New York counsel to PNC Bank, National Association, individually and as administrative agent (the “Administrative Agent”), in connection with the preparation, execution and delivery of the Amendment, dated as of May 8, 2013 (the “2013 Amendment”), to the Credit Agreement, dated as of May 8, 2012 (the “Original Credit Agreement”, and as amended by the 2013 Amendment, the “Credit Agreement”), among FirstEnergy Transmission, LLC, a Delaware limited liability company (“FET”), American Transmission Systems, Incorporated, an Ohio corporation (“ATSI”), and Trans-Allegheny Interstate Line Company, a Maryland and Virginia corporation (together with FET and ATSI, the “Borrowers”), the Administrative Agent, the fronting banks party thereto and the lenders party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. This opinion letter is being delivered pursuant to Section 3(a)(ix) of the 2013 Amendment.
In that connection, we have examined (i) counterparts of the 2013 Amendment, executed by the Borrowers, the Lenders party thereto, the Fronting Banks and the Administrative Agent, (ii) counterparts of the Original Credit Agreement (together with the 2013 Amendment, the “Opinion Documents”), executed by the Borrowers, the Lenders party thereto, the Administrative Agent and the Fronting Banks, and (iii) the other documents furnished to the Administrative Agent pursuant to Section 3(a) of the 2013 Amendment, including (without limitation) the opinions of (i) Gina K. Gunning, Associate General Counsel of FE and counsel to the Borrowers, (ii) DLA Piper LLP (US), special counsel to TrAILCo, (iii) Hunton & Williams LLP, special counsel to TrAILCo, and (iv) Akin Gump Strauss Hauer & Feld LLP, special counsel to the Borrowers (such opinions referred to hereinafter, collectively, as the “Borrowers’ Counsel Opinions”).
In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents and the conformity to the originals of all such documents submitted to us as copies. We have also assumed that each of the Lenders, the Fronting Banks and

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the Administrative Agent has duly executed and delivered, with all necessary power and authority (corporate and otherwise), each Opinion Document to which such Person is stated to be a party. We have further assumed that you have evaluated, and are satisfied with, the creditworthiness of the Borrowers and the business and financial terms evidenced by the Loan Documents.
To the extent that our opinions expressed below require conclusions as to, or otherwise involve or relate to, matters of law that are governed by laws other than the law of the State of New York, we have assumed without independent investigation or inquiry the correctness of all opinions as to such matters set forth in the Borrowers’ Counsel Opinions, and our opinions expressed below are subject to the same assumptions, qualifications and limitations with respect to such matters as set forth in the Borrowers’ Counsel Opinions. As to matters of fact, we have relied solely upon the documents we have examined as described above and have made no independent investigation or inquiry to confirm any such matters. We note that we do not represent the Borrowers, and accordingly, are not privy to the nature or character of their business. Accordingly, for purposes of rendering the opinions below we have assumed that the Borrowers are subject only to statutes, rules, regulations, judgments, orders and other requirements of law generally applicable to general business corporations doing business in the State of New York.
Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

(i)
Each of the 2013 Amendment and the Credit Agreement is the legal, valid and binding obligation of each Borrower that is a party thereto enforceable against such Borrower in accordance with their respective terms.

(ii)
While we have not independently considered the matters covered by the Borrowers’ Counsel Opinions to the extent necessary to enable us to express the conclusions stated therein, each of the Borrowers’ Counsel Opinions and the other documents furnished to the Administrative Agent pursuant to Section 3(a) of the 2013 Amendment are substantially responsive to the corresponding requirements set forth in Section 3(a) of the 2013 Amendment pursuant to which the same have been delivered.

Our opinions are subject to the following qualifications:

(a)
Our opinion in paragraph (i) above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar law affecting creditors’ rights generally.

(b)
Our opinion in paragraph (i) above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

(c)	We note further that, in addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act

3

reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties in the circumstances in question is determined to have constituted negligence.

(d)
We express no opinion herein as to (i) Section 8.06 of the Credit Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under Federal or state securities laws and (v) the enforceability of waivers by parties of their respective rights and remedies under law.

(e)
Our opinion in paragraph (i) is limited to the law of the State of New York and the Federal law of the United States, and we do not express any opinion herein concerning any other law. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Lender may be located or wherein enforcement of the Credit Agreement may be sought that limits the rates of interest legally chargeable or collectible.

(f)
In connection with any provision of the Credit Agreement whereby any Borrower submits to the jurisdiction of any court of competent jurisdiction, we note the limitations of 28 U.S.C. §§1331 and 1332 on Federal court of jurisdiction.

This opinion letter speaks only as of the date hereof, and we expressly disclaim any responsibility to advise you of any development or circumstance, including changes of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein. This opinion letter is furnished to the addressees hereof solely in connection with the transactions contemplated by the Credit Agreement, is solely for the benefit of the addressees hereof and may not be relied upon by any other Person or for any other purpose without our prior written consent. Notwithstanding the foregoing, this opinion letter may be relied upon by any Person that becomes a Lender after the date hereof in accordance with the provisions of the Credit Agreement as if this opinion letter were addressed and delivered to such Person on the date hereof. Any such reliance must be actual and reasonable under the circumstances existing at the time such Person becomes a Lender, taking into account any changes in law or facts and any other developments known to or reasonably knowable by such Person at such time.
Very truly yours,

AHC:kty:mgj